EXHIBIT 10.63

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                             NOTE PURCHASE AGREEMENT

         This NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of November 22, 2004, is entered into by and among Ramp Corporation, a Delaware corporation (the "Company"), and the purchasers listed on Exhibit A attached hereto (the "Purchasers"), for the issuance and sale to the Purchasers of the Notes and Note Payment Shares (as defined below) of the Company, in the manner, and upon the terms, provisions and conditions set forth in this Agreement.

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers, and Purchasers shall purchase, the Notes; and

         WHEREAS, such issuance and sale will be made in reliance upon the provisions of Section 4(2) of the United States Securities Act of 1933, as amended, and regulations promulgated thereunder (the "Securities Act"), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the purchases of the Notes to be made hereunder.

         NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Purchasers hereby agree as follows:

         1. Purchase and Sale of Notes; Issuance of Shares of Common Stock.

                  (a) Upon the  following  terms and  subject to the  conditions contained herein, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, convertible promissory notes in the aggregate principal amount of $400,000 (the "Purchase Price"), bearing interest at the rate of six percent (6%) per annum, in substantially the form attached hereto as Exhibit B (the "Notes"). The outstanding principal amount of the Notes, together with all accrued and unpaid interest, shall be due and payable on or before the Maturity Date (as defined in the Notes) in cash; provided, however, that, on or before the Maturity Date, the outstanding principal amount of such Notes, plus any and all accrued but unpaid interest, shall automatically, and without further action, convert into such other securities of the Company issued to investor(s) in a Transaction (as defined in the Notes), on the same terms and conditions as set forth in the Transaction (the "Conversion"); provided, further, however, that if the Conversion occurs, the Company shall, upon Conversion, pay to the Purchasers an additional aggregate amount of $80,000, payable to the Purchasers in proportion to the Purchase Price through the issuance by the Company to the Purchasers of additional securities in a Transaction, on the same terms and conditions as set forth in the Transaction.

                  (b) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers and the Purchasers agree to purchase the Notes. The closing under this Agreement (the "Closing") shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler

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Building,  405 Lexington Avenue,  New York, New York 10174 upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the "Closing Date").

                  (c) On or prior to the Closing Date, each Purchaser shall fund its portion of the Purchase Price into an escrow account maintained by the law offices of Jenkens & Gilchrist Parker Chapin LLP, as escrow agent (the "Escrow Agent"). Upon satisfaction of each of the conditions set forth in Sections 4 and 5 hereof and delivery of the Purchase Price to the Escrow Agent, the Escrow Agent shall promptly wire transfer the escrowed funds to an account designated by the Company pursuant to its written instructions.

                  (d) Subject to the Company obtaining stockholder approval of the reverse split of its shares of common stock, par value $.001 per share ("Common Stock") and the filing of an amendment to the Company's Restated Certificate of Incorporation to effect the reverse split, as an inducement for the purchase of the Notes by the Purchasers, the Company shall issue and deliver to the Purchasers certificates representing the aggregate number of four hundred and eighty thousand (480,000) post-split shares of Common Stock (the "Note Payment Shares"). The Notes and Note Payment Shares are sometimes collectively referred to herein as the "Securities".

         2. Representations, Warranties and Covenants of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company, with respect solely to itself and not with respect to any other Purchaser:

                  (a) If a Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  (b) This Agreement has been duly authorized, validly executed and delivered by each Purchaser and is a valid and binding agreement and obligation of each Purchaser enforceable against such Purchaser in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and each Purchaser has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

                  (c) Each Purchaser understands that no federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in any of the Securities and that no Federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in the Securities. Each Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

                  (d) Each Purchaser understands that the Securities are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings

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of each  Purchaser  set forth herein for purposes of qualifying  for  exemptions from registration under the Securities Act, and applicable state securities laws.

                  (e) Each Purchaser is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

                  (f) Each Purchaser is and will be acquiring the Securities for such Purchaser's own account, and not with a view to any resale or distribution of the Securities in whole or in part, in violation of the Securities Act or any applicable securities laws.

                  (g) The offer and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) of the Securities Act. Each Purchaser understands that the Securities purchased hereunder have not been, and may never be, registered under the Securities Act and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or in the opinion of counsel for the Company an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

         3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to each Purchaser, and covenants for the benefit of each Purchaser, as follows:

                  (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any effect on the business, results of operations, prospects, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under this Agreement or the Notes in any material respect.

                  (b) The Notes and Note Payment Shares have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms of this Agreement, the Notes shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. The Note Payment Shares have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms of this Agreement, will be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

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                  (c) Each of the Notes  and this  Agreement  (the  "Transaction
Documents") have been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver the Transaction Documents and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

                  (d) The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

                  (e) The sale and issuance of the Securities in accordance with the terms of and in reliance on the accuracy of each Purchaser's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

                  (f) Except for the consent of the American Stock Exchange, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Notes or the Note Payment Shares, or the consummation of any other transaction contemplated by this Agreement.

                  (g) There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of the Transaction Documents or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. Except for the litigation disclosed in the Company's filings with the Securities and Exchange Commission (collectively, the "SEC Documents"), there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any subsidiary, or any of their respective properties or assets which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

                  (h) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone

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acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and any other applicable federal and state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any of the Securities.

                  (i) To the Company's knowledge, neither this Agreement nor the Transaction Documents hereto contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                  (j) The authorized capital stock of the Company and the shares thereof issued and outstanding are set forth in the SEC Documents. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized, and are fully paid and non-assessable. Except as set forth in this Agreement or in the SEC Documents, as of the date hereof, no shares of the Company's Common Stock are entitled to preemptive rights and there are no registration rights or outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Except as set forth in the SEC Documents, as of the date hereof, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and its executive officers have no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which is reasonably likely to have a Material Adverse Effect. True and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws") are available in the SEC Documents.

                  (k) So long as any Notes remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to effect any conversion of the Notes and the issuance of Note Payment Shares.

                  (l) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates,

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nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

         4. Conditions Precedent to the Obligation of the Company to Sell the Notes. The obligation hereunder of the Company to issue and sell the Notes to each Purchaser is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) Each Purchaser shall have executed and delivered this Agreement.

                  (b) Each Purchaser shall have delivered the Purchase Price to the Escrow Agent.

                  (c) Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

                  (d) The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                  (e) At the  Closing  Date,  upon  receipt  of the  Transaction
Documents, each Purchaser shall have delivered to the Company immediately available funds as payment in full of the Purchase Price for the Notes and Note Payment Shares.

         5. Conditions Precedent to the Obligation of the Purchasers to purchase the Notes. The obligation hereunder of each Purchaser to acquire and pay for the Notes is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by each Purchaser at any time in its sole discretion.

                  (a) The Company shall have executed and delivered the Notes, this Agreement and any other Transaction Document.

                  (b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

                  (c) Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

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                  (d) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

                  (e) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement, the Notes, or the transactions contemplated thereby or any action taken or to be take pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

                  (f) No Material Adverse Effect shall have occurred at or before the Closing Date.

                  (g) The Company  shall have  delivered to the  Purchasers  the
resolutions  of  the  board  of  directors  of  the  Company   authorizing   the
transactions contemplated by this Agreement.

         6. Legend. Each Note and the Note Payment Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky"
laws): "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR RAMP CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED." The Company agrees to reissue the Notes, and the Company shall reissue certificates representing the Note Payment Shares, without the legend set forth above if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company, describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer will not be effected until: (a) the Company has notified such holder that either (i) in the opinion of its counsel, the registration of the Securities under the Securities Act is not required in connection with such proposed transfer; or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the Securities Act; and (b) the Company has notified such holder that either: (i) in the opinion of its respective counsel, the registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected. The Company will use its best efforts to respond to any such notice from a holder within five (5) days following its receipt of such notice. In the case of any proposed transfer under this Section 6, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in

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connection  therewith,  to qualify to do  business  in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 6 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

         7. Registration Rights. The Company covenants and agrees as follows:

                  (a) Definitions. For purposes of this Agreement:

                           (i)   The   terms   "register,"   "registered,"   and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                           (ii) The term  "Business  Day"  means any day  except
Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

                           (iii) The term "Commission"  means the Securities and
Exchange Commission.

                           (iv) The term "Effectiveness Date" means with respect
to the Registration Statement the earlier of the ninetieth (90th) day following the Filing Date or the date which is within five (5) days of the date on which the Commission informs the Company that the Commission (i) will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request.

                           (v) The term  "Filing  Date"  means the date that the
Company files its next registration statement with the Commission.

                           (vi) The term "Registrable Securities" means the Note
Payment Shares; provided, however, that Registrable Securities shall include (but not be limited to) a number of shares of Common Stock equal to no less than 150% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Notes, assuming such conversion occurred on the Closing Date or the Filing Date, whichever date would result in the greater number of Registrable Securities. Such registered shares of Common Stock shall be allocated among the Purchasers pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the Commission. Notwithstanding anything herein contained to the contrary, if the actual number of shares of Common Stock issuable upon conversion of the Notes exceeds 100% of the number of shares of Common Stock issuable upon conversion of the Notes based upon a computation as at the Closing Date or the Filing Date, the term "Registrable Securities" shall be deemed to include such additional shares of Common Stock.

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                           (vii)  "Rule 144" means Rule 144  promulgated  by the
Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule; and

                           (ix) "Rule 415"  means  Rule 415  promulgated  by the
Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  (b) Company Registration. If the Company shall prepare and file with the Commission a "shelf" Registration Statement, the Registration Statement shall include and cover all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of shares of Common Stock into which the Notes are convertible exceeds the number of shares of Registrable Securities remaining under the Registration Statement, the Company shall have sixty (60) Business Days to file such additional Registration Statement, and the Company shall use its commercially reasonable efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than sixty (60) days after filing.

                  (c) Liquidated Damages for Failure to File Registration Statement and Other Events. The Company and the Purchasers agree that the Purchasers will suffer damages if the Registration Statement is not filed with the Commission on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period. The Company and the Purchasers further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if, (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date (or in the event an additional Registration Statement is filed because the actual number of shares of Common Stock into which the Notes are convertible exceeds the number of shares of Common Stock initially registered is not filed and declared effective with the time periods set forth herein), or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or is not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission in accordance herewith or (E) trading in the Common Stock shall be suspended or if the Common Stock is delisted from the OTC Bulletin Board for any reason for more than three Business Days in the aggregate without subsequent listing on another securities exchange, quotation system or market (any such failure or breach being referred to as an "Event," and for purposes of clauses
(A) and (B) the date on which such Event occurs, or for purposes of clause (C) the date on which such five Business Day period is exceeded, or for purposes of clause (D) after more than fifteen Business Days, or for purposes of clause (E) the date on which such three Business Day period is exceeded, being referred to as "Event Date"), the Company shall pay an amount as liquidated damages to each Purchaser, in cash, equal to one percent (1.0%) for each calendar month or portion thereof of the Purcasher's initial investment in the Notes from the Event Date until the applicable Event is cured.

         8. Obligations of the Company. Whenever required under Section 7 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or after such time at which all Registrable Securities held by such holder can be sold in any three-month period without registration in compliance with Rule 144(k) of the Securities Act;

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; and

                  (c) Notify each holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         9. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 7 with respect to the Registrable Securities of any selling holder that such holder shall furnish to the Company such information (as determined by the Company) regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such holder's Registrable Securities.

         10. Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 7 or Section 8, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.

         11. Termination of Registration Rights. No holder shall be entitled to exercise any right provided for in this Section 7 after such time at which all Registrable Securities held by such holder can be sold without restriction in compliance with Rule 144(k) of the Securities Act.

         12. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

         13. Indemnification.

                  (a) The Company hereby agrees to indemnify and hold harmless each Purchaser and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and reasonable expenses (collectively "Claims") incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation or warranty or agreement made by the Company in this Agreement.

                  (b) Each Purchaser severally but not jointly hereby agrees to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, or under any other statute, at common law or otherwise, insofar as such Claims arise out of or are based upon any breach of any representation, warranty or agreement made by a Purchaser in this Agreement.

         14. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         15. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section
15), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

                (a)      if to the Company:

                         Ramp Corporation
                         33 Maiden Lane, 5th Floor
                         New York, New York 10038
                         Attention: Mr. Andrew Brown, Chief Executive Officer Tel. No.: (212) 440-1548
                         Fax No.:  (509) 757-4801

                         with a copy to:

                         Jenkens & Gilchrist Parker Chapin LLP
                         The Chrysler Building
                         405 Lexington Avenue
                         New York, New York 10174
                         Attention:  Martin Eric Weisberg, Esq.
                         Tel. No.: (212) 704-6000
                         Fax No.: (212) 704-6288

                (b)      if to the Purchasers:

                         At the address of such Purchaser set forth on Exhibit A to this Agreement.

                         with a copy to:


         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

         16. Entire Agreement. This Agreement, the Notes and any other Transaction Document constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

         17. Counterparts. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.


                                              RAMP CORPORATION


                                              By:____________________________
                                                   Name:
                                                   Title:


                                              PLATINUM PARTNERS VALUE
                                              ARBITRAGE FUND L.P.


                                              By:____________________________
                                                   Name:
                                                   Title:


                                              BRIARWOOD INVESTMENTS


                                              By:____________________________
                                                   Name:
                                                   Title:


                                              DESIGN INVESTMENTS LTD.


                                              By:____________________________
                                                   Name:
                                                   Title:

                                    EXHIBIT A

                                   PURCHASERS


    Names and Addresses                    Dollar Amount       Aggregate No. of
       of Purchasers                       of Investment     Note Payment Shares
----------------------------------         -------------     -------------------

Platinum Partners Value Arbitrage
Fund L.P.                                     $250,000             300,000

Briarwood Investments
                                              $100,000             120,000

Design Investments, Ltd.
                                              $ 50,000              60,000

                                    EXHIBIT B
                                  FORM OF NOTE



                                      -17-